50142 2/99
PROSPECTUS SUPPLEMENT
dated February 5, 1999 to:
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PUTNAM HIGH QUALITY BOND FUND
Prospectuses dated February 28, 1998

PROPOSED MERGER OF FUND

The Trustees of Putnam High Quality Bond Fund (the "fund"), have approved in principle the merger of the fund into Putnam American Government Income Fund ("American Government"). Under the proposal the fund's assets would be transferred to American Government in return for shares of American Government with equal total net asset value. These American Government shares would be distributed pro rata to shareholders of the fund. Current fund shareholders would become shareholders of American Government and receive shares of American Government with an equal net asset value to shares of the fund at the time of the merger.

The proposed merger is still subject to definitive approval by the Trustees of the fund and approval by shareholders at a shareholders' meeting expected to be held in July. No assurance can be given that the merger will occur.

The investment objective of American Government is to seek high current income with preservation of capital as a secondary objective. American Government primarily invests (with a minimum of 65% of assets) in securities issued or guaranteed by the US
Government or one of its agencies or instrumentalities.   The
principal difference between the fund and American Government is that, unlike the fund, American Government does not invest in corporate or foreign debt.

If the Trustees approve definitive arrangements concerning the merger, a full description of American Government and the terms of the proposed merger will be contained in proxy materials to be mailed to shareholders of the fund later this year.

In light of the proposal, sales of fund shares to new investors are expected to be suspended on or about February 26, 1999 although then existing investors will be permitted to make additional investments after that date.